SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 15, 2000
                                                        -----------------

                         Paine Webber/CMJ Properties LP
                         ------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                       0-17151                     02-2780288
-------------------------------------------------------------------------------
(State or other jurisdiction)      (Commission                 (IRS Employer
      of incorporation             File Number)             Identification No.)



265 Franklin Street, Boston, Massachusetts                            02110
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (617) 439-8118
                                                   --------------


            (Former name or address, if changed since last report)

                                    FORM 8-K

                                 CURRENT REPORT

                         PAINE WEBBER/CMJ PROPERTIES LP

ITEM 2 - Disposition of Assets

     Holbrook Apartments Company, Fawcett's Pond Apartment Company, Quaker Meadows Apartment Company, Marvin Gardens Associates and Colonial Farms Ltd.

     Disposition Date - February 15, 2000

     On February 15, 2000, PaineWebber/CMJ Properties LP ("the Partnership") sold its interests in five of the six real estate limited partnerships that it held: Holbrook Apartments Company, which owns the Ramblewood Apartments in Holbrook, Massachusetts; Fawcett's Pond Apartment Company, which owns the Village at Fawcett's Pond Apartments in Hyannis, Massachusetts; Quaker Meadows Apartment Company, which owns the Quaker Court Apartments and The Meadows Apartments in Lynn, Massachusetts; Marvin Gardens Associates, which owns the Marvin Gardens Apartments in Cotati, California; and Colonial Farms Ltd., which owns the Colonial Farms Apartments in Modesto, California. The limited partnership interests were sold for total consideration of $2,750,000 to affiliates of the operating general partners of the local limited partnerships. The sales closed into escrow on February 15, 2000 pending the receipt of the required regulatory approvals from the various state and federal housing agencies that subsidize the related residential apartment properties. The sale proceeds are to be released to the Partnership upon the receipt of all of the required regulatory approvals, but in no event later than March 31, 2000. A special distribution of the net proceeds from these sale transactions will be made to the Limited Partners shortly after the funds are released from escrow.

     As previously reported, as a limited partner of the local limited partnerships, the Partnership does not control property disposition decisions. The partnership agreements state that the limited partner may cause the sale of the assets of the local limited partnerships subsequent to June 30, 1995, but not earlier than one year after it has given written notice to the operating general partner of its intent to cause such sale, and only if, during such one-year period, the operating general partner does not cause the sale of such assets. If the operating general partner has not caused the assets of the partnership to be sold within such one-year period, the limited partner may cause such sale, but only after it has offered to sell such assets to the operating general partner, and either the operating general partner does not accept such offer within 90 days of receiving it, or the operating general partner does not complete the sale in accordance with such offer after accepting the terms. In October 1998, the Partnership gave the written notice described above to the operating general partner of all six local limited partnerships after meeting with representatives of the operating general partner to discuss the Partnership's desire to liquidate its investments in the near term. With regard to the five properties that were still receiving government subsidies, the associated distributable cash flow restrictions, substantial capital reserve requirements and regulatory reporting obligations, which are characteristic of all subsidized low-income housing properties, significantly limited the pool of potential buyers for these real estate assets. Furthermore, the uncertainty regarding potential future reductions in the level of federal government assistance for these programs further restricted the properties' marketability. Consequently, a negotiated sale of the Partnership's interests in these properties to the operating general partners, which receive management fee revenues from the properties through an affiliated management company, was deemed to be in the best interests of the Limited Partners.

     Notwithstanding the restrictions on the Partnership's ability to cause a sale of the properties, the Partnership and the operating general partner of the Villages at Montpelier limited partnership reached an informal agreement during the third quarter of 1999 to initiate a joint marketing effort for the sale of the Villages at Montpelier property, which no longer receives any government subsidies. In July, marketing proposals were requested from three real estate brokerage firms with a strong background in selling apartment properties. In August, after a review of each company's proposals and their capabilities to sell this property, the Partnership selected one of the firms and negotiated an agreement with them to sell the property. Marketing materials have been prepared and comprehensive sale efforts began as of the end of February 2000. A sale of the Partnership's final asset, which management expects to complete during the second quarter of 2000, would be followed by an orderly liquidation of the Partnership. Because a buyer of the Villages at Montpelier property is expected to assume the existing HUD-insured mortgage loan secured by the property, a sale transaction will require formal HUD approval, which could take as long as 90-to-120 days after closing to receive. Accordingly, the final distribution of proceeds from the sale of the Villages at Montpelier property and the formal liquidation of the Partnership may not be completed until the third quarter of 2000. Notwithstanding management's expectations, there are no assurances that the disposition of the remaining asset and a liquidation of the Partnership will be completed within this time frame.

ITEM 7 - Financial Statements and Exhibits

   (a)   Financial Statements:  None

   (b)   Exhibits:

     1. Agreement for Purchase and Sale of Partnership Interest dated December 31, 1999 by and between Paine Webber/CMJ Properties, LP ("Seller") and CMJ-Colonial Farms Trust ("Buyer")

     2. Agreement for Purchase and Sale of Partnership Interest dated December 31, 1999 by and between Paine Webber/CMJ Properties, LP ("Seller") and The Joseph E. Corcoran Family Trust ("Buyer")

     3. Agreement for Purchase and Sale of Partnership Interest dated December 31, 1999 by and between Paine Webber/CMJ Properties, LP ("Seller") and CMJ-Marvin Garden Trust ("Buyer)

     4. Agreement for Purchase and Sale of Partnership Interest dated December 31, 1999 by and between Paine Webber/CMJ Properties, LP ("Seller") and CMJ-Quaker Meadows Trust ("Buyer")

     5. Agreement for Purchase and Sale of Partnership Interest dated December 31, 1999 by and between Paine Webber/CMJ Properties, LP ("Seller") and The Joseph E. Corcoran Family Trust ("Buyer")

     6. Escrow Agreement dated February 15, 2000 regarding Holbrook Apartments Company, Fawcett's Pond Apartment Company, Quaker Meadows Apartment Company, Marvin Gardens Associates and Colonial Farms Ltd.

                                    FORM 8-K

                                 CURRENT REPORT

                         PAINE WEBBER/CMJ PROPERTIES LP

                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         PAINE WEBBER/CMJ PROPERTIES LP
                         ------------------------------
                                  (Registrant)

                            By: PW Shelter Fund, Inc.
                                ---------------------
                                Managing General Partner

                              By: /s/ Walter V. Arnold
                                  --------------------
                                  Walter V. Arnold
                                  Senior Vice President and
                                  Chief Financial Officer

Date:  February 29, 2000

                         AGREEMENT FOR PURCHASE AND SALE
                                       OF
                              PARTNERSHIP INTEREST

      THIS  AGREEMENT  is made as of December  31,  1999,  by and between  PAINE
WEBBER/CMJ   PROPERTIES,   LP  ("Seller"),   and  CMJ-Colonial  Farms  Trust,  a
Massachusetts Trust ("Buyer").

                                    RECITALS

     A. Seller is a limited partner of Colonial Farms Ltd., a California limited partnership (the "Partnership"). Seller owns a ninety five per cent (95%) limited partnership interest in the Partnership (the "Partnership Interest") which term shall have the meaning ascribed to the term "Interest" under the Partnership Agreement described in Exhibit A hereto.

     B. The Partnership was created by and exists by virtue of the documents described on Exhibit A attached hereto (the "Partnership Documents").


     C. The Partnership owns the multifamily apartment complex commonly known as Colonial Farms, Modesto, California (hereinafter referred to as the "Property").

     D. Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, all of Seller's Partnership Interest, on the terms and conditions hereinafter set forth.

      NOW,   THEREFORE,   for  good  and   valuable   consideration,   described
hereinbelow, and subject to the terms and conditions hereinafter set forth, Seller and Buyer hereby agree as follows:

                              TERMS AND CONDITIONS

      1. Sale of Partnership Interest. For the "Purchase Price" (as hereinafter defined) and upon the terms and conditions hereinafter set forth, Seller shall sell, transfer and assign to Buyer, and Buyer shall purchase from Seller, the Partnership Interest and all of Seller's right, title and interest in the Property under the Partnership Documents.

      2. Purchase Price. The purchase price for the Partnership Interest shall be THREE HUNDRED SEVENTY-FIVE THOUSAND TWO HUNDRED THIRTY-SEVEN AND 00/100 DOLLARS ($375,237.00), subject to increase or decrease based upon the adjustments for the prorations specified in Section 6.1 (the "Purchase Price").

      The Purchase Price shall be paid by Buyer to Seller at the Closing (as hereinafter defined) by wire transfer of immediately available funds to an account designated by Seller to Buyer prior to noon (Boston time) on the Closing Date.

     3.   Representations and Warranties.
          -------------------------------

     3.1 Seller's Representations and Warranties. Seller represents and warrants to Buyer as follows:

            (a) Seller has the full power and authority to enter into this Agreement, to execute and deliver the "Seller's Closing Documents" (as hereinafter defined), and to perform all of the terms, conditions and provisions hereof and thereof, except that as of the date hereof, Seller may need to obtain the consents and approvals set forth on Exhibit E ("Seller's Consents"). This Agreement and all documents which are to be executed by Seller and to be delivered to Buyer at the Closing have been duly authorized by Seller and, when executed and delivered, will be legal, valid and binding obligations of Seller, and at the time of Closing will not violate any provisions of any agreement or judicial order to which Seller is a party or to which Seller or the Partnership Interest is subject.

            (b) Seller owns the Partnership Interest free and clear of all rights and claims of third parties (other than any rights of partners under the Partnership Documents) and has not, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, assigned, transferred, encumbered or granted a security interest in the Partnership Interest or the Seller's rights under the Partnership Documents, except as may be provided in the documents governing mortgaged loans to the Partnership and secured by the Property.

            (c) Seller is not a "foreign person" within the meaning of Section 1445 of the U.S. Internal Revenue Code.

            (d) All documents executed by Seller as required by this Agreement are and shall be valid and enforceable in accordance with their terms

            (e) There are no actions, suits, proceedings or investigations pending or, to the knowledge of Seller, threatened to which it is (or is threatened to be) a party before any court or other governmental authority which may have an adverse impact on the transactions contemplated hereby except to the extent the suit referenced in Section 5 below may require prior approval of this transaction; and provided, further, that the Seller has no knowledge and makes no warranties with regard to any actions that may exist with regard to the real property owned by the Partnership.

     3.2 Buyer's Representations and Warranties. Buyer represents and warrants to Seller as follows:

            (a) Buyer is a Massachusetts grantor trust duly formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. Buyer has the full power and authority to enter into this Agreement, to execute and deliver the "Buyer's Closing Documents" (as hereinafter defined), and to perform all of the terms, conditions and provisions hereof and thereof. This Agreement and all documents which are to be executed by Buyer and delivered to Seller at the Closing have been duly authorized, and when executed and delivered, will be legal, valid and binding obligations of Buyer, and at the time of Closing will not violate any provisions of any agreement or judicial order to which Buyer is a party or to which Buyer is subject.

            (b) There are no actions, suits, proceedings or investigations pending or, to the knowledge of Buyer, threatened to which it is (or is threatened to be) a party before any court or other governmental authority which may have an adverse impact on the transactions contemplated hereby.

            (c) All documents executed by Buyer as required by this Agreement are and shall be valid and enforceable in accordance with their terms.

            (d) Buyer is an affiliate of the general partner of the Partnership, and in such capacity is fully aware of the condition of the Property, and is buying the interest with no reliance whatsoever on Seller or any representation by Seller as to the condition of the Property.

      3.3 Continuation and Survival of Representations and Warranties. All representations and warranties by the respective parties contained herein or made in writing pursuant to this Agreement are intended to and shall remain true and correct as to the time of Closing, shall be deemed to be material, shall survive the execution and delivery of this Agreement, and shall terminate upon the date which is sixty (60) days after the date of Closing (as hereinafter defined). Except as provided herein, neither Buyer nor Seller has made any representations or warranties regarding the subject matter of this transaction.

      4.    Closing.
            -------

      4.1 Closing. The closing hereunder ("Closing") and delivery of all items to be made at the closing under the terms of this Agreement shall be made at the offices of Buyer's attorney. The execution and exchange of documents shall take place at the Closing five days (or, if such fifth day is not a business day in Boston, the next business day thereafter) after the last of the approvals required under Section 8.17, if any, are received ("Closing Date"). The Closing Date is intended to occur on or about February 15, 2000. However, closing may occur on such earlier or later date as the parties may specifically agree in writing, but if the Closing hereunder has not occurred on or before February 15 2000, except in escrow in accordance with Section 8.17 below, then this agreement shall automatically terminate without further recourse of the parties hereto to each other. Time is of the essence hereof.

      4.2 Documents To Be Executed and Delivered. At the Closing, the following documents are to be executed and delivered by or on behalf of the respective parties as set forth below. To the extent that such documents are not attached to this Agreement as Exhibits, such documents shall be in form and substance reasonably satisfactory to the parties.

     (a) Documents to be executed and delivered by the Seller ("Seller's Closing Documents "):

         (i) The Assignment and Assumption Agreement in the form of Exhibit B hereto.


         (ii) First Amendment to Amended and Restated Agreement of Limited Partnership in the form of Exhibit C hereto (the "Partnership Agreement Amendment").

         (iii) All required filings with respect to the Partnership Documents or fictitious name.

         (iv) A certificate of Seller's non-foreign status in the form of Exhibit D hereto.

     (b) Documents to be delivered by Buyer ("Buyer's Closing Documents"):

         (i)   Counterpart of the Assignment and Assumption Agreement.

         (ii)  Counterpart of the Partnership Agreement Amendment.

         (iii) Any and all consents from all parties having loans outstanding or committed to the Partnership if such consents are required pursuant to any agreements executed by or on behalf of the Partnership in connection with such loans.

      5.    Conditions to Closing.
            ---------------------

      5.1  The  following   conditions  are  conditions  precedent  to  Seller's
obligation to sell the Partnership Interest, each of which may only be waived in writing by Seller in its sole discretion:

          (a)  Buyer shall have paid to Seller the Purchase Price.

          (b) Buyer shall have delivered to Seller the documents set forth in 4.2(b) above.

          (c) Buyer's warranties and representations shall be true and correct in all material respects as of the time of Closing.

          (d) Seller shall have received all of Seller's Consents, in form and substance fully satisfactory to Seller.

          (e) Affiliates of Buyer shall be concurrently closing the purchase from Seller of all of Seller's partnership interests in all other partnerships listed on Exhibit Partnerships hereto.

          (f) The class plaintiffs in the In re PaineWebber Limited Partnerships Litigation, No. 94 Civ. 8547 (United States District Court, Southern District of New York), shall not have furnished the Seller or other PaineWebber affiliate with a written opinion from an independent advisor concluding that the proposed transaction is inadequate from a financial point of view or otherwise recommending against the consummation of the transaction contemplated by this Agreement.

      5.2  The  following   conditions  are  conditions   precedent  to  Buyer's
obligation to purchase the Partnership Interest, each of which may only be waived in writing by Buyer in its sole discretion:

            (a) Buyer shall have received from Seller the documents set forth in 4.2(a) above.

            (b) Seller's warranties and representations shall be true and correct in all material respects as at the time of Closing.

            (c) Buyer shall have obtained any required lender consents, as provided in Section 8.17 below; provided, however, that if Buyer elects to close without any of such consents, Buyer agrees that the indemnification of Seller provided for in Section 7 hereof shall apply to any loss, cost or damage to Seller arising out of the absence of any such consents.

      6.    Apportionments.
            --------------

      6.1 All Partnership revenues and all Net Cash Flow from the Partnership for the calendar year 1999 and after shall be retained by the Buyer.

      6.2 Calculation and Final Adjustment. If there are any pro-rations to be made, Seller and Buyer shall use reasonable efforts to accurately estimate the Purchase Price at the Closing Date and Buyer shall pay to Seller the amount of such estimate at Closing.

      7.  Indemnification.   Buyer  agrees,  subject  to  the  other  terms  and
conditions of this Agreement, to indemnify Seller and their respective affiliates, officers, directors, employees, agents, successors and assigns (each a "Seller Indemnified Party") against and hold them harmless from all losses, liabilities, damages, claims, awards, judgments, costs and expenses (including, without limitation, reasonable attorneys' fees) actually suffered or incurred by a Seller Indemnified Party arising out of any debts, liabilities and obligations, whether accrued or fixed, absolute or Contingent, matured or unmatured or determined or determinable, of the Seller relating to or arising out of the Partnership Interest, arising subsequent to the Closing.

      8.    Miscellaneous.
            --------------

      8.1 Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be sent by a recognized private courier company, by telecopier, or by United States mail, registered or certified mail, postage prepaid, return receipt requested, and addressed as follows:

      If to Seller:

            c/o Paine Webber Properties Incorporated
            265 Franklin Street, 15th Floor
            Boston, MA   02110
            Attention:  Peter F. Sullivan
            Telephone: 617-439-8106
            Facsimile:  617-345-8725

      With copy to:

            Goulston & Storrs, P.C.
            400 Atlantic Avenue
            Boston, Massachusetts 02110
            Attention: David M. Abromowitz
            Telephone: 617-574-4016
            Facsimile:  617-574-4112

      If to Buyer:

            Corcoran, Mullins, Jennison, Inc.
            Bayside Office Center - Suite 500
            150 Mount Vernon Street
            Boston, MA   02125
            Attn: Alan Curtis
            Telephone: 617-822-7357
            Facsimile:  617-822-7352

      With copy to:

            Goodwin, Procter & Hoar, LLP
            Exchange Place
            Boston, MA   02109-2881
            Attn: Alexander A. Randall, PC.
            Telephone: 617-570-1425
            Facsimile:  617-227-8591

or such other address as a party may from time to time specify in writing to the others in the manner aforesaid. Notices delivered by telecopier shall be deemed delivered upon confirmation of receipt by recipient. All other notices shall be deemed delivered upon delivery (with requisite proof of receipt of such delivery) or refusal to accept delivery as indicated in the U.S. Postal Service return receipt or similar advice from the courier company. Buyer and Seller shall each have the right to change the address to which notices, demands, requests, or other communications hereunder shall be given to the other parties by notice of such change to the other party as set forth herein.

      8.2 Continuing Obligation. Buyer agrees to provide Seller with all required information in a timely fashion required by Seller to complete all tax filings and tax returns including, but not limited to the type of data and documents supplied to Seller in the ordinary course of business prior to the Closing Date. For tax reporting purposes, the Partnership year, as to Seller's Interest, shall close as of December 31, 1999, and the final form K-1 provided to Seller shall be consistent therewith.

      8.3 Brokers and Finders. In the event of a claim for broker's fee, finder's fee, commission or other similar compensation in connection herewith, Buyer, if such claim is based upon any agreement alleged to have been made by Buyer or any agent of Buyer, hereby agrees to indemnify Seller against and hold Seller harmless from any and all damages, liabilities, costs, expenses and losses (including, without limitation, reasonable attorneys' fees, and costs) which Seller may sustain or incur by reason of such claim, and Seller, if such claim is based upon any agreement alleged to have been made by Seller or any agent of Seller, hereby agrees to indemnify Buyer against and hold Buyer harmless from any and all damages, liabilities, costs, expenses and losses (including, without limitation, reasonable attorneys' fees and costs) which Buyer may sustain or incur by reason of such claim. The provisions of this
Section 8.3 shall survive the termination of this Agreement or the Closing.

      8.4 Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, heirs, administrators and assigns; provided, however, that prior to Closing neither Seller's nor Buyer's interest under this Agreement may be assigned, encumbered or otherwise transferred, whether voluntarily, involuntarily, by operation of law or otherwise, without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed.

      8.5 Amendments. This Agreement may be amended or modified only by a written instrument executed by the party asserted to be bound thereby.

      8.6 Interpretation. Words used in the singular number shall include the plural, and vice-versa, and any gender shall be deemed to include each other gender. The captions and headings of the Articles and Sections of this Agreement are for convenience of reference only, and shall not be deemed to define or limit the provisions hereof.

     8.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

      8.8 Merger of Prior Agreements. This Agreement and the Closing Documents constitute the entire agreement between the parties with respect to the purchase and sale of the Partnership Interest and supersede all prior and contemporaneous agreements arid understandings between the parties hereto relating to the subject matter thereof.

      8.9   Time of the Essence.  Time is of the essence to this Agreement.

      8.10 No Waiver. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

      8.11 Agreement Not to Benefit Third Parties. This Agreement is made for the sole benefit of Seller and Buyer and no other person shall be deemed to have any privity of contract under this Agreement nor any right to rely on this Agreement to any extent for any purpose whatsoever, nor have any right of action of any kind on this Agreement nor be deemed to be a third party beneficiary under this Agreement.

      8.12 Facsimile Signatures. Buyer and Seller each (i) has agreed to permit the use, from time to time and where appropriate, of telecopied signatures in order to expedite the transaction contemplated by this Agreement, (ii) intends to be bound by its respective telecopied signature, (iii) is aware that the other will rely on the telecopied signature, and (iv) acknowledges such reliance and waives any defenses to the enforcement of the documents effecting the transaction contemplated by this Agreement based on the fact that a signature was sent by telecopy.

      8.13 Counterpart Execution. This Agreement and any amendments to this Agreement may be executed in counterparts, each of which shall be fully effective and all of which together shall constitute one and the same instrument.

      8.14 Further Acts. In addition to the actions set forth in this Agreement to be taken by the parties, the parties agree to take or cause to be taken all such further actions as may be reasonably necessary to consummate this transaction which is the subject of this Agreement.

      8.15 Exhibits. All references to Exhibits contained herein are references to the Exhibits attached hereto, all of which are made a part hereof.

      8.16 Closing Costs. Any closing costs, transfer taxes, recording fees, lender consent fees or other costs (other than each party's attorney fees) arising from or due to the transactions contemplated by this Agreement and the closing thereof shall be apportioned equally between Seller and Buyer.

      8.17 Lender's Approval. In the event the approval of the current lender under the loans secured by the Property is required for this transaction pursuant to any documents executed by or on behalf of the Partnership in connection with such loans, it shall be Buyer's sole responsibility to obtain such consent. If such consent and all similar consents required for the transactions concurrently closing as described on Exhibit Partnerships attached hereto have not been obtained on or before February 15, 2000, and Buyer certifies to Seller that Buyer has taken all actions and delivered all documentation required of it in order to obtain such consents; Buyer may elect to close the purchase and sale in escrow. If Buyer so elects, Seller and Buyer shall deliver all executed documents described in Section 4.2 above to the Boston office of Stewart Title Guaranty Company in accordance with escrow instructions attached hereto as "Escrow Agreement", and Buyer shall deposit the entire purchase price with the said title company. All interest on the funds held in escrow shall accrue for the benefit of Buyer. The escrow shall close, all funds shall be delivered out of escrow to Seller, and all closing documents shall be delivered to the respective parties on the earlier to occur of : (1) March 31, 2000; and (2) when all required consents are obtained. The Buyer acknowledges that the escrow shall close and the funds and documents will be delivered no later than March 31, 2000 without regard to whether any such lender approvals have been received, and without regard, also, to whether any lender or other party has explicitly disapproved the transfer. In the event the escrow has not closed by March 1, 2000 and all of the funds and documents under the escrow distributed by that date, the Buyer agrees to pay an additional Four Thousand Dollars ($4,000.000) for the partnership interest sold hereunder, and to deliver said Four Thousand Dollars ($4,000.00) to the escrow agent for deposit in the escrow by March 3, 2000.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              SELLER:

                         PAINE WEBBER/CMJ PROPERTIES, LP

                            By: PW Shelter Fund, Inc., Managing General Partner

                            By: /s/ Walter V. Arnold
                                --------------------
                            Its: Senior Vice President and
                                 Chief Financial Officer

                              BUYER:

                              CMJ-COLONIAL FARMS TRUST

                              By: /s/ Karen F. Meyer
                                 -------------------

                              By: Karen F. Meyer, as Trustee of CMJ-Colonial
                                  Farms Trust, and not individually

                         AGREEMENT FOR PURCHASE AND SALE
                                       OF
                              PARTNERSHIP INTEREST

      THIS AGREEMENT is made as of December 31, 1999, by and between PAINE WEBBER/CMJ PROPERTIES, LP ("Seller"), and The Joseph E. Corcoran Family Trust ("Buyer").

                                    RECITALS

      A. Seller is the sole limited partner of Holbrook Apartment Company, a Massachusetts limited partnership (the "Partnership"). Seller owns a eighty five percent (85%) limited partnership interest in the Partnership (the "Partnership Interest") which term shall have the meaning ascribed to the term "Interest" under the Partnership Agreement described in Exhibit A hereto.

     B. The Partnership was created by and exists by virtue of the documents described on Exhibit A attached hereto (the "Partnership Documents").

     C. The Partnership owns the multifamily apartment complex commonly known as Ramblewood Apartments, Holbrook, Massachusetts (hereinafter referred to as the "Property").

     D. Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, all of Seller's Partnership Interest, on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, for good and valuable consideration, described hereinbelow, and subject to the terms and conditions hereinafter set forth, Seller and Buyer hereby agree as follows:

                              TERMS AND CONDITIONS

      1. Sale of Partnership Interest. For the "Purchase Price" (as hereinafter defined) and upon the terms and conditions hereinafter set forth, Seller shall sell, transfer and assign to Buyer, and Buyer shall purchase from Seller, the Partnership Interest and all of Seller's right, title and interest in the Property under the Partnership Documents.

      2. Purchase Price. The purchase price for the Partnership Interest shall be ONE MILLION ONE HUNDRED EIGHTY-ONE THOUSAND SEVEN HUNDRED EIGHTY-SEVEN AND 00/100 DOLLARS ($1,181,787.00), subject to increase or decrease based upon the adjustments for the prorations specified in Section 6.1 (the "Purchase Price").

      The Purchase Price shall be paid by Buyer to Seller at the Closing (as hereinafter defined) by wire transfer of immediately available funds to an account designated by Seller to Buyer prior to noon (Boston time) on the Closing Date.

     3.    Representations and Warranties.
           -------------------------------

     3.1 Seller's Representations and Warranties. Seller represents and warrants to Buyer as follows:

            (a) Seller has the full power and authority to enter into this Agreement, to execute and deliver the "Seller's Closing Documents" (as hereinafter defined), and to perform all of the terms, conditions and provisions hereof and thereof, except that as of the date hereof, Seller may need to obtain the consents and approvals set forth on Exhibit E ("Seller's Consents"). This Agreement and all documents which are to be executed by Seller and to be delivered to Buyer at the Closing have been duly authorized by Seller and, when executed and delivered, will be legal, valid and binding obligations of Seller, and at the time of Closing will not violate any provisions of any agreement or judicial order to which Seller is a party or to which Seller or the Partnership Interest is subject.

            (b) Seller owns the Partnership Interest free and clear of all rights and claims of third parties (other than any rights of partners under the Partnership Documents) and has not, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, assigned, transferred, encumbered or granted a security interest in the Partnership Interest or the Seller's rights under the Partnership Documents, except as may be provided in the documents governing mortgaged loans to the Partnership and secured by the Property.

            (c) Seller is not a "foreign person" within the meaning of Section 1445 of the U.S. Internal Revenue Code.

            (d) All documents executed by Seller as required by this Agreement are and shall be valid and enforceable in accordance with their terms.

            (e) There are no actions, suits, proceedings or investigations pending or, to the knowledge of Seller, threatened to which it is (or is threatened to be) a party before any court or other governmental authority which may have an adverse impact on the transactions contemplated hereby except to the extent the suit referenced in Section 5 below may require prior approval of this transaction; and provided, further, that the Seller has no knowledge and makes no warranties with regard to any actions that may exist with regard to the real property owned by the Partnership

     3.2 Buyer's Representations and Warranties. Buyer represents and warrants to Seller as follows:

            (a) Buyer is a Massachusetts grantor trust duly formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. Buyer has the full power and authority to enter into this Agreement, to execute and deliver the "Buyer's Closing Documents" (as hereinafter defined), and to perform all of the terms, conditions and provisions hereof and thereof. This Agreement and all documents which are to be executed by Buyer and delivered to Seller at the Closing have been duly authorized, and when executed and delivered, will be legal, valid and binding obligations of Buyer, and at the time of Closing will not violate any provisions of any agreement or judicial order to which Buyer is a party or to which Buyer is subject.

            (b) There are no actions, suits, proceedings or investigations pending or, to the knowledge of Buyer, threatened to which it is (or is threatened to be) a party before any court or other governmental authority which may have an adverse impact on the transactions contemplated hereby.

            (c) All documents executed by Buyer as required by this Agreement are and shall be valid and enforceable in accordance with their terms.

            (d) Buyer is an affiliate of the general partner of the Partnership, and in such capacity is fully aware of the condition of the Property, and is buying the interest with no reliance whatsoever on Seller or any representation by Seller as to the condition of the Property.

      3.3 Continuation and Survival of Representations and Warranties. All representations and warranties by the respective parties contained herein or made in writing pursuant to this Agreement are intended to and shall remain true and correct as to the time of Closing, shall be deemed to be material, shall survive the execution and delivery of this Agreement, and shall terminate upon the date which is sixty (60) days after the date of Closing (as hereinafter defined). Except as provided herein, neither Buyer nor Seller has made any representations or warranties regarding the subject matter of this transaction.

      4.    Closing.
            -------

      4.1 Closing. The closing hereunder ("Closing") and delivery of all items to be made at the closing under the terms of this Agreement shall be made at the offices of Buyer's attorney. The execution and exchange of documents shall take place at the Closing five days (or, if such fifth day is not a business day in Boston, the next business day thereafter) after the last of the approvals required under Section 8.17, if any, are received ("Closing Date"). The Closing Date is intended to occur on or about February 15, 2000. However, closing may occur on such earlier or later date as the parties may specifically agree in writing, but if the Closing hereunder has not occurred on or before February 15 2000, except in escrow in accordance with Section 8.17 below, then this agreement shall automatically terminate without further recourse of the parties hereto to each other. Time is of the essence hereof.

      4.2 Documents To Be Executed and Delivered. At the Closing, the following documents are to be executed and delivered by or on behalf of the respective parties as set forth below. To the extent that such documents are not attached to this Agreement as Exhibits, such documents shall be in form and substance reasonably satisfactory to the parties.

     (a) Documents to be executed and delivered by the Seller ("Seller's Closing Documents "):

          (i) The Assignment and Assumption Agreement in the form of Exhibit B hereto.


          (ii) First Amendment to Amended and Restated Agreement of Limited Partnership in the form of Exhibit C hereto (the "Partnership Agreement Amendment").

          (iii)All required filings with respect to the Partnership Documents or fictitious name.

          (iv) A certificate of Seller's non-foreign status in the form of Exhibit D hereto.

      (b)   Documents to be delivered by Buyer ("Buyer's Closing Documents"):

          (i)  Counterpart of the Assignment and Assumption Agreement.

          (ii) Counterpart of the Partnership Agreement Amendment.

          (iii)Any and all consents from all parties having loans outstanding or committed to the Partnership if such consents are required pursuant to any agreements executed by or on behalf of the Partnership in connection with such loans.

      5.    Conditions the Closing.
            ----------------------

      5.1  The  following   conditions  are  conditions  precedent  to  Seller's
obligation to sell the Partnership Interest, each of which may only be waived in writing by Seller in its sole discretion:

          (a)  Buyer shall have paid to Seller the Purchase Price.

          (b) Buyer shall have delivered to Seller the documents set forth in 4.2(b) above.

          (c) Buyer's warranties and representations shall be true and correct in all material respects as of the time of Closing.

          (d) Seller shall have received all of Seller's Consents, in form and substance fully satisfactory to Seller.

          (e) Affiliates of Buyer shall be concurrently closing the purchase from Seller of all of Seller's partnership interests in all other partnerships listed on Exhibit Partnerships hereto.

          (f) The class plaintiffs in the In re PaineWebber Limited Partnerships Litigation, No. 94 Civ. 8547 (United States District Court, Southern District of New York), shall not have furnished the Seller or other PaineWebber affiliate with a written opinion from an independent advisor concluding that the proposed transaction is inadequate from a financial point of view or otherwise recommending against the consummation of the transaction contemplated by this Agreement.

      5.2  The  following   conditions  are  conditions   precedent  to  Buyer's
obligation to purchase the Partnership Interest, each of which may only be waived in writing by Buyer in its sole discretion:

            (a) Buyer shall have received from Seller the documents set forth in 4.2(a) above.

            (b) Seller's warranties and representations shall be true and correct in all material respects as at the time of Closing.

            (c) Buyer shall have obtained any required lender consents, as provided in Section 8.17 below; provided, however, that if Buyer elects to close without any of such consents, Buyer agrees that the indemnification of Seller provided for in Section 7 hereof shall apply to any loss, cost or damage to Seller arising out of the absence of any such consents.

      6.    Apportionments.
            --------------

      6.1 All Partnership revenues and all Net Cash Flow from the Partnership for the calendar year 1999 and after shall be retained by the Buyer.

      6.2 Calculation and Final Adjustment. If there are any pro-rations to be made, Seller and Buyer shall use reasonable efforts to accurately estimate the Purchase Price at the Closing Date and Buyer shall pay to Seller the amount of such estimate at Closing.

      7.  Indemnification.   Buyer  agrees,  subject  to  the  other  terms  and
conditions of this Agreement, to indemnify Seller and their respective affiliates, officers, directors, employees, agents, successors and assigns (each a "Seller Indemnified Party") against and hold them harmless from all losses, liabilities, damages, claims, awards, judgments, costs and expenses (including, without limitation, reasonable attorneys' fees) actually suffered or incurred by a Seller Indemnified Party arising out of any debts, liabilities and obligations, whether accrued or fixed, absolute or Contingent, matured or unmatured or determined or determinable, of the Seller relating to or arising out of the Partnership Interest, arising subsequent to the Closing.

      8.    Miscellaneous.
            --------------

      8.1 Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be sent by a recognized private courier company, by telecopier, or by United States mail, registered or certified mail, postage prepaid, return receipt requested, and addressed as follows:

      If to Seller:

            c/o Paine Webber Properties Incorporated
            265 Franklin Street, 15th Floor
            Boston, MA   02110
            Attention:  Peter F. Sullivan
            Telephone: 617-439-8106
            Facsimile:  617-345-8725


      With copy to:

            Goulston & Storrs, P.C.
            400 Atlantic Avenue
            Boston, Massachusetts 02110
            Attention: David M. Abromowitz
            Telephone: 617-574-4016
            Facsimile:  617-574-4112

      If to Buyer:

            Corcoran, Mullins, Jennison, Inc.
            Bayside Office Center - Suite 500
            150 Mount Vernon Street
            Boston, MA   02125
            Attn: Alan Curtis
            Telephone: 617-822-7357
            Facsimile:  617-822-7352

      With copy to:

            Goodwin, Procter & Hoar, LLP
            Exchange Place
            Boston, MA   02109-2881
            Attn: Alexander A. Randall, PC.
            Telephone: 617-570-1425
            Facsimile:  617-227-8591

or such other address as a party may from time to time specify in writing to the others in the manner aforesaid. Notices delivered by telecopier shall be deemed delivered upon confirmation of receipt by recipient. All other notices shall be deemed delivered upon delivery (with requisite proof of receipt of such delivery) or refusal to accept delivery as indicated in the U.S. Postal Service return receipt or similar advice from the courier company. Buyer and Seller shall each have the right to change the address to which notices, demands, requests, or other communications hereunder shall be given to the other parties by notice of such change to the other party as set forth herein.

      8.2 Continuing Obligation. Buyer agrees to provide Seller with all required information in a timely fashion required by Seller to complete all tax filings and tax returns including, but not limited to the type of data and documents supplied to Seller in the ordinary course of business prior to the Closing Date. For tax reporting purposes, the Partnership year, as to Seller's Interest, shall close as of December 31, 1999, and the final form K-1 provided to Seller shall be consistent therewith.

      8.3 Brokers and Finders. In the event of a claim for broker's fee, finder's fee, commission or other similar compensation in connection herewith, Buyer, if such claim is based upon any agreement alleged to have been made by Buyer or any agent of Buyer, hereby agrees to indemnify Seller against and hold Seller harmless from any and all damages, liabilities, costs, expenses and losses (including, without limitation, reasonable attorneys' fees, and costs) which Seller may sustain or incur by reason of such claim, and Seller, if such claim is based upon any agreement alleged to have been made by Seller or any agent of Seller, hereby agrees to indemnify Buyer against and hold Buyer harmless from any and all damages, liabilities, costs, expenses and losses (including, without limitation, reasonable attorneys' fees and costs) which Buyer may sustain or incur by reason of such claim. The provisions of this
Section 8.3 shall survive the termination of this Agreement or the Closing.

      8.4 Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, heirs, administrators and assigns; provided, however, that prior to Closing neither Seller's nor Buyer's interest under this Agreement may be assigned, encumbered or otherwise transferred, whether voluntarily, involuntarily, by operation of law or otherwise, without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed.

      8.5 Amendments. This Agreement may be amended or modified only by a written instrument executed by the party asserted to be bound thereby.

      8.6 Interpretation. Words used in the singular number shall include the plural, and vice-versa, and any gender shall be deemed to include each other gender. The captions and headings of the Articles and Sections of this Agreement are for convenience of reference only, and shall not be deemed to define or limit the provisions hereof.

     8.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     8.8 Merger of Prior Agreements. This Agreement and the Closing Documents constitute the entire agreement between the parties with respect to the purchase and sale of the Partnership Interest and supersede all prior and contemporaneous agreements arid understandings between the parties hereto relating to the subject matter thereof.

      8.9   Time of the Essence.  Time is of the essence to this Agreement.

      8.10 No Waiver. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

      8.11 Agreement Not to Benefit Third Parties. This Agreement is made for the sole benefit of Seller and Buyer and no other person shall be deemed to have any privity of contract under this Agreement nor any right to rely on this Agreement to any extent for any purpose whatsoever, nor have any right of action of any kind on this Agreement nor be deemed to be a third party beneficiary under this Agreement.

      8.12 Facsimile Signatures. Buyer and Seller each (i) has agreed to permit the use, from time to time and where appropriate, of telecopied signatures in order to expedite the transaction contemplated by this Agreement, (ii) intends to be bound by its respective telecopied signature, (iii) is aware that the other will rely on the telecopied signature, and (iv) acknowledges such reliance and waives any defenses to the enforcement of the documents effecting the transaction contemplated by this Agreement based on the fact that a signature was sent by telecopy.

      8.13 Counterpart Execution. This Agreement and any amendments to this Agreement may be executed in counterparts, each of which shall be fully effective and all of which together shall constitute one and the same instrument.

      8.14 Further Acts. In addition to the actions set forth in this Agreement to be taken by the parties, the parties agree to take or cause to be taken all such further actions as may be reasonably necessary to consummate this transaction which is the subject of this Agreement.

      8.15 Exhibits. All references to Exhibits contained herein are references to the Exhibits attached hereto, all of which are made a part hereof.

      8.16 Closing Costs. Any closing costs, transfer taxes, recording fees, lender consent fees or other costs (other than each party's attorney fees) arising from or due to the transactions contemplated by this Agreement and the closing thereof shall be apportioned equally between Seller and Buyer.

      8.17 Lender's Approval. In the event the approval of the current lender under the loans secured by the Property is required for this transaction pursuant to any documents executed by or on behalf of the Partnership in connection with such loans, it shall be Buyer's sole responsibility to obtain such consent. If such consent and all similar consents required for the transactions concurrently closing as described on Exhibit Partnerships attached hereto have not been obtained on or before February 15, 2000, and Buyer certifies to Seller that Buyer has taken all actions and delivered all documentation required of it in order to obtain such consents; Buyer may elect to close the purchase and sale in escrow. If Buyer so elects, Seller and Buyer shall deliver all executed documents described in Section 4.2 above to the Boston office of Stewart Title Guaranty Company in accordance with escrow instructions attached hereto as "Escrow Agreement", and Buyer shall deposit the entire purchase price with the said title company. All interest on the funds held in escrow shall accrue for the benefit of Buyer. The escrow shall close, all funds shall be delivered out of escrow to Seller, and all closing documents shall be delivered to the respective parties on the earlier to occur of : (1) March 31, 2000; and (2) when all required consents are obtained. The Buyer acknowledges that the escrow shall close and the funds and documents will be delivered no later than March 31, 2000 without regard to whether any such lender approvals have been received, and without regard, also, to whether any lender or other party has explicitly disapproved the transfer. In the event the escrow has not closed by March 1, 2000 and all of the funds and documents under the escrow distributed by that date, the Buyer agrees to pay an additional Four Thousand Dollars ($4,000.000) for the partnership interest sold hereunder, and to deliver said Four Thousand Dollars ($4,000.00) to the escrow agent for deposit in the escrow by March 3, 2000.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              SELLER:

                         PAINE WEBBER/CMJ PROPERTIES, LP

                            By: PW Shelter Fund, Inc., Managing General Partner

                            By: /s/ Walter V. Arnold
                                --------------------
                            Its: Senior Vice President and
                                 Chief Financial Officer

                              BUYER:

                              THE JOSEPH E. CORCORAN FAMILY TRUST

                              By: /s/ Joseph J. Corcoran
                                  ----------------------
                                  Joseph J. Corcoran as Trustee under the
                                  Joseph E. Corcoran Family Trust, and not
                                  individually


                              By: /s/ Michael J. Corcoran
                                  -----------------------
                                  Michael J. Corcoran as Trustee under the
                                  Joseph E. Corcoran Family Trust, and not
                                  individually


                              By: /s/ Alexander A. Randall
                                  ------------------------
                                  Alexander A. Randall as Trustee under the
                                  Joseph E. Corcoran Family Trust, and not
                                  individually

                         AGREEMENT FOR PURCHASE AND SALE
                                       OF
                              PARTNERSHIP INTEREST

      THIS  AGREEMENT  is made as of December  31,  1999,  by and between  PAINE
WEBBER/CMJ   PROPERTIES,   LP  ("Seller"),   and  CMJ-MARVIN   GARDEN  TRUST,  a
Massachusetts trust ("Buyer").

                                    RECITALS

     A. Seller is the sole limited partner of Marvin Garden Associates, a California limited partnership (the "Partnership"). Seller owns a ninety-five percent (95%) limited partnership interest in the Partnership (the "Partnership Interest") which term shall have the meaning ascribed to the term "Interest" under the Partnership Agreement described in Exhibit A hereto.

     B. The Partnership was created by and exists by virtue of the documents described on Exhibit A attached hereto (the "Partnership Documents").

     C. The Partnership owns the multifamily apartment complex commonly known as Marvin Gardens, Cotati California (hereinafter referred to as the "Property").

     D. Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, all of Seller's Partnership Interest, on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, for good and valuable consideration, described hereinbelow, and subject to the terms and conditions hereinafter set forth, Seller and Buyer hereby agree as follows:

                              TERMS AND CONDITIONS

      1. Sale of Partnership Interest. For the "Purchase Price" (as hereinafter defined) and upon the terms and conditions hereinafter set forth, Seller shall sell, transfer and assign to Buyer, and Buyer shall purchase from Seller, the Partnership Interest and all of Seller's right, title and interest in the Property under the Partnership Documents.

      2. Purchase Price. The purchase price for the Partnership Interest shall be TWO HUNDRED FORTY-SIX SEVEN HUNDRED SEVENTY-SIX AND 00/100 DOLLARS ($246,776.00), subject to increase or decrease based upon the adjustments for the prorations specified in Section 6.1 (the "Purchase Price").

      The Purchase Price shall be paid by Buyer to Seller at the Closing (as hereinafter defined) by wire transfer of immediately available funds to an account designated by Seller to Buyer prior to noon (Boston time) on the Closing Date.

      3.    Representations and Warranties.
            -------------------------------

     3.1 Seller's Representations and Warranties. Seller represents and warrants to Buyer as follows:

            (a) Seller has the full power and authority to enter into this Agreement, to execute and deliver the "Seller's Closing Documents" (as hereinafter defined), and to perform all of the terms, conditions and provisions hereof and thereof, except that as of the date hereof, Seller may need to obtain the consents and approvals set forth on Exhibit E ("Seller's Consents"). This Agreement and all documents which are to be executed by Seller and to be delivered to Buyer at the Closing have been duly authorized by Seller and, when executed and delivered, will be legal, valid and binding obligations of Seller, and at the time of Closing will not violate any provisions of any agreement or judicial order to which Seller is a party or to which Seller or the Partnership Interest is subject.

            (b) Seller owns the Partnership Interest free and clear of all rights and claims of third parties (other than any rights of partners under the Partnership Documents) and has not, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, assigned, transferred, encumbered or granted a security interest in the Partnership Interest or the Seller's rights under the Partnership Documents, except as may be provided in the documents governing mortgaged loans to the Partnership and secured by the Property.

            (c) Seller is not a "foreign person" within the meaning of Section 1445 of the U.S. Internal Revenue Code.

            (d) All documents executed by Seller as required by this Agreement are and shall be valid and enforceable in accordance with their terms.

            (e) There are no actions, suits, proceedings or investigations pending or, to the knowledge of Seller, threatened to which it is (or is threatened to be) a party before any court or other governmental authority which may have an adverse impact on the transactions contemplated hereby except to the extent the suit referenced in Section 5 below may require prior approval of this transaction; and provided, further, that the Seller has no knowledge and makes no warranties with regard to any actions that may exist with regard to the real property owned by the Partnership.

     3.2 Buyer's Representations and Warranties. Buyer represents and warrants to Seller as follows:

            (a) Buyer is a Massachusetts grantor trust duly formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. Buyer has the full power and authority to enter into this Agreement, to execute and deliver the "Buyer's Closing Documents" (as hereinafter defined), and to perform all of the terms, conditions and provisions hereof and thereof. This Agreement and all documents which are to be executed by Buyer and delivered to Seller at the Closing have been duly authorized, and when executed and delivered, will be legal, valid and binding obligations of Buyer, and at the time of Closing will not violate any provisions of any agreement or judicial order to which Buyer is a party or to which Buyer is subject.

            (b) There are no actions, suits, proceedings or investigations pending or, to the knowledge of Buyer, threatened to which it is (or is threatened to be) a party before any court or other governmental authority which may have an adverse impact on the transactions contemplated hereby.

            (c) All documents executed by Buyer as required by this Agreement are and shall be valid and enforceable in accordance with their terms.

            (d) Buyer is an affiliate of the general partner of the Partnership, and in such capacity is fully aware of the condition of the Property, and is buying the interest with no reliance whatsoever on Seller or any representation by Seller as to the condition of the Property.

      3.3 Continuation and Survival of Representations and Warranties. All representations and warranties by the respective parties contained herein or made in writing pursuant to this Agreement are intended to and shall remain true and correct as to the time of Closing, shall be deemed to be material, shall survive the execution and delivery of this Agreement, and shall terminate upon the date which is sixty (60) days after the date of Closing (as hereinafter defined). Except as provided herein, neither Buyer nor Seller has made any representations or warranties regarding the subject matter of this transaction.

      4.    Closing.
            -------

      4.1 Closing. The closing hereunder ("Closing") and delivery of all items to be made at the closing under the terms of this Agreement shall be made at the offices of Buyer's attorney. The execution and exchange of documents shall take place at the Closing five days (or, if such fifth day is not a business day in Boston, the next business day thereafter) after the last of the approvals required under Section 8.17, if any, are received ("Closing Date"). The Closing Date is intended to occur on or about February 15, 2000. However, closing may occur on such earlier or later date as the parties may specifically agree in writing, but if the Closing hereunder has not occurred on or before February 15 2000, except in escrow in accordance with Section 8.17 below, then this agreement shall automatically terminate without further recourse of the parties hereto to each other. Time is of the essence hereof.

      4.2 Documents To Be Executed and Delivered. At the Closing, the following documents are to be executed and delivered by or on behalf of the respective parties as set forth below. To the extent that such documents are not attached to this Agreement as Exhibits, such documents shall be in form and substance reasonably satisfactory to the parties.

          (a) Documents to be executed and delivered by the Seller ("Seller's Closing Documents "):

          (i) The Assignment and Assumption Agreement in the form of Exhibit B hereto.


          (ii) First Amendment to Amended and Restated Agreement of Limited Partnership in the form of Exhibit C hereto (the "Partnership Agreement Amendment").

          (iii)All required filings with respect to the Partnership Documents or fictitious name.

          (iv) A certificate of Seller's non-foreign status in the form of Exhibit D hereto.

      (b)   Documents to be delivered by Buyer ("Buyer's Closing Documents"):

          (i)  Counterpart of the Assignment and Assumption Agreement.

          (ii) Counterpart of the Partnership Agreement Amendment.

          (iii)Any and all consents from all parties having loans outstanding or committed to the Partnership if such consents are required pursuant to any agreements executed by or on behalf of the Partnership in connection with such loans.

      5.    Conditions to Closing.
            ---------------------

      5.1  The  following   conditions  are  conditions  precedent  to  Seller's
obligation to sell the Partnership Interest, each of which may only be waived in writing by Seller in its sole discretion:

          (a)  Buyer shall have paid to Seller the Purchase Price.

          (b) Buyer shall have delivered to Seller the documents set forth in 4.2(b) above.

          (c) Buyer's warranties and representations shall be true and correct in all material respects as of the time of Closing.

          (d) Seller shall have received all of Seller's Consents, in form and substance fully satisfactory to Seller.

          (e) Affiliates of Buyer shall be concurrently closing the purchase from Seller of all of Seller's partnership interests in all other partnerships listed on Exhibit Partnerships hereto.

          (f) The class plaintiffs in the In re PaineWebber Limited Partnerships Litigation, No. 94 Civ. 8547 (United States District Court, Southern District of New York), shall not have furnished the Seller or other PaineWebber affiliate with a written opinion from an independent advisor concluding that the proposed transaction is inadequate from a financial point of view or otherwise recommending against the consummation of the transaction contemplated by this Agreement.

      5.2  The  following   conditions  are  conditions   precedent  to  Buyer's
obligation to purchase the Partnership Interest, each of which may only be waived in writing by Buyer in its sole discretion:

            (a) Buyer shall have received from Seller the documents set forth in 4.2(a) above.

            (b) Seller's warranties and representations shall be true and correct in all material respects as at the time of Closing.

            (c) Buyer shall have obtained any required lender consents, as provided in Section 8.17 below; provided, however, that if Buyer elects to close without any of such consents, Buyer agrees that the indemnification of Seller provided for in Section 7 hereof shall apply to any loss, cost or damage to Seller arising out of the absence of any such consents.

      6.    Apportionments.
            --------------

      6.1 All Partnership revenues and all Net Cash Flow from the Partnership for the calendar year 1999 and after shall be retained by the Buyer.

      6.2 Calculation and Final Adjustment. If there are any pro-rations to be made, Seller and Buyer shall use reasonable efforts to accurately estimate the Purchase Price at the Closing Date and Buyer shall pay to Seller the amount of such estimate at Closing.

      7.  Indemnification.   Buyer  agrees,  subject  to  the  other  terms  and
conditions of this Agreement, to indemnify Seller and their respective affiliates, officers, directors, employees, agents, successors and assigns (each a "Seller Indemnified Party") against and hold them harmless from all losses, liabilities, damages, claims, awards, judgments, costs and expenses (including, without limitation, reasonable attorneys' fees) actually suffered or incurred by a Seller Indemnified Party arising out of any debts, liabilities and obligations, whether accrued or fixed, absolute or Contingent, matured or unmatured or determined or determinable, of the Seller relating to or arising out of the Partnership Interest, arising subsequent to the Closing.

      8.    Miscellaneous.
            --------------

      8.1 Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be sent by a recognized private courier company, by telecopier, or by United States mail, registered or certified mail, postage prepaid, return receipt requested, and addressed as follows:

      If to Seller:

            c/o Paine Webber Properties Incorporated
            265 Franklin Street, 15th Floor
            Boston, MA   02110
            Attention:  Peter F. Sullivan
            Telephone: 617-439-8106
            Facsimile:  617-345-8725


      With copy to:

            Goulston & Storrs, P.C.
            400 Atlantic Avenue
            Boston, Massachusetts 02110
            Attention: David M. Abromowitz
            Telephone: 617-574-4016
            Facsimile:  617-574-4112

      If to Buyer:

            Corcoran, Mullins, Jennison, Inc.
            Bayside Office Center - Suite 500
            150 Mount Vernon Street
            Boston, MA   02125
            Attn: Alan Curtis
            Telephone: 617-822-7357
            Facsimile:  617-822-7352

      With copy to:

            Goodwin, Procter & Hoar, LLP
            Exchange Place
            Boston, MA   02109-2881
            Attn: Alexander A. Randall, PC.
            Telephone: 617-570-1425
            Facsimile:  617-227-8591

or such other address as a party may from time to time specify in writing to the others in the manner aforesaid. Notices delivered by telecopier shall be deemed delivered upon confirmation of receipt by recipient. All other notices shall be deemed delivered upon delivery (with requisite proof of receipt of such delivery) or refusal to accept delivery as indicated in the U.S. Postal Service return receipt or similar advice from the courier company. Buyer and Seller shall each have the right to change the address to which notices, demands, requests, or other communications hereunder shall be given to the other parties by notice of such change to the other party as set forth herein.

      8.2 Continuing Obligation. Buyer agrees to provide Seller with all required information in a timely fashion required by Seller to complete all tax filings and tax returns including, but not limited to the type of data and documents supplied to Seller in the ordinary course of business prior to the Closing Date. For tax reporting purposes, the Partnership year, as to Seller's Interest, shall close as of December 31, 1999, and the final form K-1 provided to Seller shall be consistent therewith.

      8.3 Brokers and Finders. In the event of a claim for broker's fee, finder's fee, commission or other similar compensation in connection herewith, Buyer, if such claim is based upon any agreement alleged to have been made by Buyer or any agent of Buyer, hereby agrees to indemnify Seller against and hold Seller harmless from any and all damages, liabilities, costs, expenses and losses (including, without limitation, reasonable attorneys' fees, and costs) which Seller may sustain or incur by reason of such claim, and Seller, if such claim is based upon any agreement alleged to have been made by Seller or any agent of Seller, hereby agrees to indemnify Buyer against and hold Buyer harmless from any and all damages, liabilities, costs, expenses and losses (including, without limitation, reasonable attorneys' fees and costs) which Buyer may sustain or incur by reason of such claim. The provisions of this
Section 8.3 shall survive the termination of this Agreement or the Closing.

      8.4 Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, heirs, administrators and assigns; provided, however, that prior to Closing neither Seller's nor Buyer's interest under this Agreement may be assigned, encumbered or otherwise transferred, whether voluntarily, involuntarily, by operation of law or otherwise, without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed.

      8.5 Amendments. This Agreement may be amended or modified only by a written instrument executed by the party asserted to be bound thereby.

     8.6 Interpretation. Words used in the singular number shall include the plural, and vice-versa, and any gender shall be deemed to include each other gender. The captions and headings of the Articles and Sections of this Agreement are for convenience of reference only, and shall not be deemed to define or limit the provisions hereof.

     8.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     8.8 Merger of Prior Agreements. This Agreement and the Closing Documents constitute the entire agreement between the parties with respect to the purchase and sale of the Partnership Interest and supersede all prior and contemporaneous agreements arid understandings between the parties hereto relating to the subject matter thereof.

      8.9   Time of the Essence.  Time is of the essence to this Agreement.

      8.10 No Waiver. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

      8.11 Agreement Not to Benefit Third Parties. This Agreement is made for the sole benefit of Seller and Buyer and no other person shall be deemed to have any privity of contract under this Agreement nor any right to rely on this Agreement to any extent for any purpose whatsoever, nor have any right of action of any kind on this Agreement nor be deemed to be a third party beneficiary under this Agreement.

      8.12 Facsimile Signatures. Buyer and Seller each (i) has agreed to permit the use, from time to time and where appropriate, of telecopied signatures in order to expedite the transaction contemplated by this Agreement, (ii) intends to be bound by its respective telecopied signature, (iii) is aware that the other will rely on the telecopied signature, and (iv) acknowledges such reliance and waives any defenses to the enforcement of the documents effecting the transaction contemplated by this Agreement based on the fact that a signature was sent by telecopy.

      8.13 Counterpart Execution. This Agreement and any amendments to this Agreement may be executed in counterparts, each of which shall be fully effective and all of which together shall constitute one and the same instrument.

      8.14 Further Acts. In addition to the actions set forth in this Agreement to be taken by the parties, the parties agree to take or cause to be taken all such further actions as may be reasonably necessary to consummate this transaction which is the subject of this Agreement.

      8.15 Exhibits. All references to Exhibits contained herein are references to the Exhibits attached hereto, all of which are made a part hereof.

      8.16 Closing Costs. Any closing costs, transfer taxes, recording fees, lender consent fees or other costs (other than each party's attorney fees) arising from or due to the transactions contemplated by this Agreement and the closing thereof shall be apportioned equally between Seller and Buyer.

      8.17 Lender's Approval. In the event the approval of the current lender under the loans secured by the Property is required for this transaction pursuant to any documents executed by or on behalf of the Partnership in connection with such loans, it shall be Buyer's sole responsibility to obtain such consent. If such consent and all similar consents required for the transactions concurrently closing as described on Exhibit Partnerships attached hereto have not been obtained on or before February 15, 2000, and Buyer certifies to Seller that Buyer has taken all actions and delivered all documentation required of it in order to obtain such consents; Buyer may elect to close the purchase and sale in escrow. If Buyer so elects, Seller and Buyer shall deliver all executed documents described in Section 4.2 above to the Boston office of Stewart Title Guaranty Company in accordance with escrow instructions attached hereto as "Escrow Agreement", and Buyer shall deposit the entire purchase price with the said title company. All interest on the funds held in escrow shall accrue for the benefit of Buyer. The escrow shall close, all funds shall be delivered out of escrow to Seller, and all closing documents shall be delivered to the respective parties on the earlier to occur of : (1) March 31, 2000; and (2) when all required consents are obtained. The Buyer acknowledges that the escrow shall close and the funds and documents will be delivered no later than March 31, 2000 without regard to whether any such lender approvals have been received, and without regard, also, to whether any lender or other party has explicitly disapproved the transfer. In the event the escrow has not closed by March 1, 2000 and all of the funds and documents under the escrow distributed by that date, the Buyer agrees to pay an additional Four Thousand Dollars ($4,000.000) for the partnership interest sold hereunder, and to deliver said Four Thousand Dollars ($4,000.00) to the escrow agent for deposit in the escrow by March 3, 2000.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              SELLER:

                         PAINE WEBBER/CMJ PROPERTIES, LP

                            By: PW Shelter Fund, Inc., Managing General Partner

                            By: /s/ Walter V. Arnold
                                --------------------
                            Its: Senior Vice President and
                                 Chief Financial Officer

                              BUYER:

                              CMJ-MARVIN GARDENS TRUST

                              /s/ Karen F. Meyer
                              ------------------
                              By:  Karen F. Meyer, as Trustee of CMJ-
                              Marvin Gardens Trust, and not individually

                         AGREEMENT FOR PURCHASE AND SALE
                                       OF
                              PARTNERSHIP INTEREST

      THIS  AGREEMENT  is made as of December  31,  1999,  by and between  PAINE
WEBBER/CMJ   PROPERTIES,   LP  ("Seller"),   and  CMJ-Quaker  Meadows  Trust,  a
Massachusetts Trust ("Buyer").

                                    RECITALS

     A. Seller is a limited partner of Quaker Meadow Apartment Company, a Massachusetts limited partnership (the "Partnership"). Seller owns a ninety five per cent (95%) limited partnership interest in the Partnership (the "Partnership Interest") which term shall have the meaning ascribed to the term "Interest" under the Partnership Agreement described in Exhibit A hereto.

     B. The Partnership was created by and exists by virtue of the documents described on Exhibit A attached hereto (the "Partnership Documents").


     C. The Partnership owns the multifamily apartment complex commonly known as Quaker Court and The Meadows, Lynn, Massachusetts (hereinafter referred to as the "Property").

     D. Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, all of Seller's Partnership Interest, on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, for good and valuable consideration, described hereinbelow, and subject to the terms and conditions hereinafter set forth, Seller and Buyer hereby agree as follows:

                              TERMS AND CONDITIONS

      1. Sale of Partnership Interest. For the "Purchase Price" (as hereinafter defined) and upon the terms and conditions hereinafter set forth, Seller shall sell, transfer and assign to Buyer, and Buyer shall purchase from Seller, the Partnership Interest and all of Seller's right, title and interest in the Property under the Partnership Documents.

      2. Purchase Price. The purchase price for the Partnership Interest shall be SEVEN HUNDRED SEVENTY-EIGHT THOUSAND EIGHT HUNDRED SEVENTY-TWO AND 00/100 DOLLARS ($778,872.00), subject to increase or decrease based upon the adjustments for the prorations specified in Section 6.1 (the "Purchase Price").

      The Purchase Price shall be paid by Buyer to Seller at the Closing (as hereinafter defined) by wire transfer of immediately available funds to an account designated by Seller to Buyer prior to noon (Boston time) on the Closing Date.

     3. Representations and Warranties.
        ------------------------------

     3.1 Seller's Representations and Warranties. Seller represents and warrants to Buyer as follows:

            (a) Seller has the full power and authority to enter into this Agreement, to execute and deliver the "Seller's Closing Documents" (as hereinafter defined), and to perform all of the terms, conditions and provisions hereof and thereof, except that as of the date hereof, Seller may need to obtain the consents and approvals set forth on Exhibit E ("Seller's Consents"). This Agreement and all documents which are to be executed by Seller and to be delivered to Buyer at the Closing have been duly authorized by Seller and, when executed and delivered, will be legal, valid and binding obligations of Seller, and at the time of Closing will not violate any provisions of any agreement or judicial order to which Seller is a party or to which Seller or the Partnership Interest is subject.

            (b) Seller owns the Partnership Interest free and clear of all rights and claims of third parties (other than any rights of partners under the Partnership Documents) and has not, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, assigned, transferred, encumbered or granted a security interest in the Partnership Interest or the Seller's rights under the Partnership Documents, except as may be provided in the documents governing mortgaged loans to the Partnership and secured by the Property.

            (c) Seller is not a "foreign person" within the meaning of Section 1445 of the U.S. Internal Revenue Code.

            (d) All documents executed by Seller as required by this Agreement are and shall be valid and enforceable in accordance with their terms.

            (e) There are no actions, suits, proceedings or investigations pending or, to the knowledge of Seller, threatened to which it is (or is threatened to be) a party before any court or other governmental authority which may have an adverse impact on the transactions contemplated hereby except to the extent the suit referenced in Section 5 below may require prior approval of this transaction and provided, further, that the Seller has no knowledge and makes no warranties with regard to any actions that may exist with regard to the real property owned by the Partnership.

     3.2 Buyer's Representations and Warranties. Buyer represents and warrants to Seller as follows:

            (a) Buyer is a limited liability company duly formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. Buyer has the full power and authority to enter into this Agreement, to execute and deliver the "Buyer's Closing Documents" (as hereinafter defined), and to perform all of the terms, conditions and provisions hereof and thereof. This Agreement and all documents which are to be executed by Buyer and delivered to Seller at the Closing have been duly authorized, and when executed and delivered, will be legal, valid and binding obligations of Buyer, and at the time of Closing will not violate any provisions of any agreement or judicial order to which Buyer is a party or to which Buyer is subject.

            (b) There are no actions, suits, proceedings or investigations pending or, to the knowledge of Buyer, threatened to which it is (or is threatened to be) a party before any court or other governmental authority which may have an adverse impact on the transactions contemplated hereby.

            (c) All documents executed by Buyer as required by this Agreement are and shall be valid and enforceable in accordance with their terms.

            (d) Buyer is an affiliate of the general partner of the Partnership, and in such capacity is fully aware of the condition of the Property, and is buying the interest with no reliance whatsoever on Seller or any representation by Seller as to the condition of the Property.

      3.3 Continuation and Survival of Representations and Warranties. All representations and warranties by the respective parties contained herein or made in writing pursuant to this Agreement are intended to and shall remain true and correct as to the time of Closing, shall be deemed to be material, shall survive the execution and delivery of this Agreement, and shall terminate upon the date which is sixty (60) days after the date of Closing (as hereinafter defined). Except as provided herein, neither Buyer nor Seller has made any representations or warranties regarding the subject matter of this transaction.

      4.    Closing.
            -------

      4.1 Closing. The closing hereunder ("Closing") and delivery of all items to be made at the closing under the terms of this Agreement shall be made at the offices of Buyer's attorney. The execution and exchange of documents shall take place at the Closing five days (or, if such fifth day is not a business day in Boston, the next business day thereafter) after the last of the approvals required under Section 8.17, if any, are received ("Closing Date"). The Closing Date is intended to occur on or about February 15, 2000. However, closing may occur on such earlier or later date as the parties may specifically agree in writing, but if the Closing hereunder has not occurred on or before February 15 2000, except in escrow in accordance with Section 8.17 below, then this agreement shall automatically terminate without further recourse of the parties hereto to each other. Time is of the essence hereof.

      4.2 Documents To Be Executed and Delivered. At the Closing, the following documents are to be executed and delivered by or on behalf of the respective parties as set forth below. To the extent that such documents are not attached to this Agreement as Exhibits, such documents shall be in form and substance reasonably satisfactory to the parties.

     (a) Documents to be executed and delivered by the Seller ("Seller's Closing Documents "):

          (i) The Assignment and Assumption Agreement in the form of Exhibit B hereto.

          (ii) First Amendment to Amended and Restated Agreement of Limited Partnership in the form of Exhibit C hereto (the "Partnership Agreement Amendment").

          (iii)All required filings with respect to the Partnership Documents or fictitious name.

          (iv) A certificate of Seller's non-foreign status in the form of Exhibit D hereto.

      (b)   Documents to be delivered by Buyer ("Buyer's Closing Documents"):

          (i)  Counterpart of the Assignment and Assumption Agreement.

          (ii) Counterpart of the Partnership Agreement Amendment.

          (iii)Any and all consents from all parties having loans outstanding or committed to the Partnership if such consents are required pursuant to any agreements executed by or on behalf of the Partnership in connection with such loans.

      5.    Conditions to Closing.
            ---------------------

      5.1  The  following   conditions  are  conditions  precedent  to  Seller's
obligation to sell the Partnership Interest, each of which may only be waived in writing by Seller in its sole discretion:

          (a)  Buyer shall have paid to Seller the Purchase Price.

          (b) Buyer shall have delivered to Seller the documents set forth in 4.2(b) above.

          (c) Buyer's warranties and representations shall be true and correct in all material respects as of the time of Closing.

          (d) Seller shall have received all of Seller's Consents, in form and substance fully satisfactory to Seller.

          (e) Affiliates of Buyer shall be concurrently closing the purchase from Seller of all of Seller's partnership interests in all other partnerships listed on Exhibit Partnerships hereto.

          (f) The class plaintiffs in the In re PaineWebber Limited Partnerships Litigation, No. 94 Civ. 8547 (United States District Court, Southern District of New York), shall not have furnished the Seller or other PaineWebber affiliate with a written opinion from an independent advisor concluding that the proposed transaction is inadequate from a financial point of view or otherwise recommending against the consummation of the transaction contemplated by this Agreement.

      5.2  The  following   conditions  are  conditions   precedent  to  Buyer's
obligation to purchase the Partnership Interest, each of which may only be waived in writing by Buyer in its sole discretion:

          (a) Buyer shall have received from Seller the documents set forth in 4.2(a) above.

          (b) Seller's warranties and representations shall be true and correct in all material respects as at the time of Closing.

          (c) Buyer shall have obtained any required lender consents, as provided in Section 8.17 below; provided, however, that if Buyer elects to close without any of such consents, Buyer agrees that the indemnification of Seller provided for in Section 7 hereof shall apply to any loss, cost or damage to Seller arising out of the absence of any such consents.

      6.    Apportionments.
            --------------

      6.1 All Partnership revenues and all Net Cash Flow from the Partnership for the calendar year 1999 and after shall be retained by the Buyer

      6.2 Calculation and Final Adjustment. If there are any pro-rations to be made, Seller and Buyer shall use reasonable efforts to accurately estimate the Purchase Price at the Closing Date and Buyer shall pay to Seller the amount of such estimate at Closing.

      7.  Indemnification.   Buyer  agrees,  subject  to  the  other  terms  and
conditions of this Agreement, to indemnify Seller and their respective affiliates, officers, directors, employees, agents, successors and assigns (each a "Seller Indemnified Party") against and hold them harmless from all losses, liabilities, damages, claims, awards, judgments, costs and expenses (including, without limitation, reasonable attorneys' fees) actually suffered or incurred by a Seller Indemnified Party arising out of any debts, liabilities and obligations, whether accrued or fixed, absolute or Contingent, matured or unmatured or determined or determinable, of the Seller relating to or arising out of the Partnership Interest, arising subsequent to the Closing.

      8.    Miscellaneous.
            --------------

      8.1 Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be sent by a recognized private courier company, by telecopier, or by United States mail, registered or certified mail, postage prepaid, return receipt requested, and addressed as follows:

      If to Seller:

            c/o Paine Webber Properties Incorporated
            265 Franklin Street, 15th Floor
            Boston, MA   02110
            Attention:  Peter F. Sullivan
            Telephone: 617-439-8106
            Facsimile:  617-345-8725


      With copy to:

            Goulston & Storrs, P.C.
            400 Atlantic Avenue
            Boston, Massachusetts 02110
            Attention: David M. Abromowitz
            Telephone: 617-574-4016
            Facsimile:  617-574-4112

      If to Buyer:

            Corcoran, Mullins, Jennison, Inc.
            Bayside Office Center - Suite 500
            150 Mount Vernon Street
            Boston, MA   02125
            Attn: Alan Curtis
            Telephone: 617-822-7357
            Facsimile:  617-822-7352

      With copy to:

            Goodwin, Procter & Hoar, LLP
            Exchange Place
            Boston, MA   02109-2881
            Attn: Alexander A. Randall, PC.
            Telephone: 617-570-1425
            Facsimile:  617-227-8591

or such other address as a party may from time to time specify in writing to the others in the manner aforesaid. Notices delivered by telecopier shall be deemed delivered upon confirmation of receipt by recipient. All other notices shall be deemed delivered upon delivery (with requisite proof of receipt of such delivery) or refusal to accept delivery as indicated in the U.S. Postal Service return receipt or similar advice from the courier company. Buyer and Seller shall each have the right to change the address to which notices, demands, requests, or other communications hereunder shall be given to the other parties by notice of such change to the other party as set forth herein.

      8.2 Continuing Obligation. Buyer agrees to provide Seller with all required information in a timely fashion required by Seller to complete all tax filings and tax returns including, but not limited to the type of data and documents supplied to Seller in the ordinary course of business prior to the Closing Date. For tax reporting purposes, the Partnership year, as to Seller's Interest, shall close as of December 31, 1999, and the final form K-1 provided to Seller shall be consistent therewith.

      8.3 Brokers and Finders. In the event of a claim for broker's fee, finder's fee, commission or other similar compensation in connection herewith, Buyer, if such claim is based upon any agreement alleged to have been made by Buyer or any agent of Buyer, hereby agrees to indemnify Seller against and hold Seller harmless from any and all damages, liabilities, costs, expenses and losses (including, without limitation, reasonable attorneys' fees, and costs) which Seller may sustain or incur by reason of such claim, and Seller, if such claim is based upon any agreement alleged to have been made by Seller or any agent of Seller, hereby agrees to indemnify Buyer against and hold Buyer harmless from any and all damages, liabilities, costs, expenses and losses (including, without limitation, reasonable attorneys' fees and costs) which Buyer may sustain or incur by reason of such claim. The provisions of this
Section 8.3 shall survive the termination of this Agreement or the Closing.

      8.4 Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, heirs, administrators and assigns; provided, however, that prior to Closing neither Seller's nor Buyer's interest under this Agreement may be assigned, encumbered or otherwise transferred, whether voluntarily, involuntarily, by operation of law or otherwise, without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed.

      8.5 Amendments. This Agreement may be amended or modified only by a written instrument executed by the party asserted to be bound thereby.

      8.6 Interpretation. Words used in the singular number shall include the plural, and vice-versa, and any gender shall be deemed to include each other gender. The captions and headings of the Articles and Sections of this Agreement are for convenience of reference only, and shall not be deemed to define or limit the provisions hereof.

     8.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

      8.8 Merger of Prior Agreements. This Agreement and the Closing Documents constitute the entire agreement between the parties with respect to the purchase and sale of the Partnership Interest and supersede all prior and contemporaneous agreements arid understandings between the parties hereto relating to the subject matter thereof.

      8.9   Time of the Essence.  Time is of the essence to this Agreement.

      8.10 No Waiver. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

      8.11 Agreement Not to Benefit Third Parties. This Agreement is made for the sole benefit of Seller and Buyer and no other person shall be deemed to have any privity of contract under this Agreement nor any right to rely on this Agreement to any extent for any purpose whatsoever, nor have any right of action of any kind on this Agreement nor be deemed to be a third party beneficiary under this Agreement.

      8.12 Facsimile Signatures. Buyer and Seller each (i) has agreed to permit the use, from time to time and where appropriate, of telecopied signatures in order to expedite the transaction contemplated by this Agreement, (ii) intends to be bound by its respective telecopied signature, (iii) is aware that the other will rely on the telecopied signature, and (iv) acknowledges such reliance and waives any defenses to the enforcement of the documents effecting the transaction contemplated by this Agreement based on the fact that a signature was sent by telecopy.

      8.13 Counterpart Execution. This Agreement and any amendments to this Agreement may be executed in counterparts, each of which shall be fully effective and all of which together shall constitute one and the same instrument.

      8.14 Further Acts. In addition to the actions set forth in this Agreement to be taken by the parties, the parties agree to take or cause to be taken all such further actions as may be reasonably necessary to consummate this transaction which is the subject of this Agreement.

      8.15 Exhibits. All references to Exhibits contained herein are references to the Exhibits attached hereto, all of which are made a part hereof.

      8.16 Closing Costs. Any closing costs, transfer taxes, recording fees, lender consent fees or other costs (other than each party's attorney fees) arising from or due to the transactions contemplated by this Agreement and the closing thereof shall be apportioned equally between Seller and Buyer.

      8.17 Lender's Approval. In the event the approval of the current lender under the loans secured by the Property is required for this transaction pursuant to any documents executed by or on behalf of the Partnership in connection with such loans, it shall be Buyer's sole responsibility to obtain such consent. If such consent and all similar consents required for the transactions concurrently closing as described on Exhibit Partnerships attached hereto have not been obtained on or before February 15, 2000, and Buyer certifies to Seller that Buyer has taken all actions and delivered all documentation required of it in order to obtain such consents; Buyer may elect to close the purchase and sale in escrow. If Buyer so elects, Seller and Buyer shall deliver all executed documents described in Section 4.2 above to the Boston office of Stewart Title Guaranty Company in accordance with escrow instructions attached hereto as "Escrow Agreement", and Buyer shall deposit the entire purchase price with the said title company. All interest on the funds held in escrow shall accrue for the benefit of Buyer. The escrow shall close, all funds shall be delivered out of escrow to Seller, and all closing documents shall be delivered to the respective parties on the earlier to occur of : (1) March 31, 2000; and (2) when all required consents are obtained. The Buyer acknowledges that the escrow shall close and the funds and documents will be delivered no later than March 31, 2000 without regard to whether any such lender approvals have been received, and without regard, also, to whether any lender or other party has explicitly disapproved the transfer. In the event the escrow has not closed by March 1, 2000 and all of the funds and documents under the escrow distributed by that date, the Buyer agrees to pay an additional Four Thousand Dollars ($4,000.000) for the partnership interest sold hereunder, and to deliver said Four Thousand Dollars ($4,000.00) to the escrow agent for deposit in the escrow by March 3, 2000.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              SELLER:

                         PAINE WEBBER/CMJ PROPERTIES, LP

                            By: PW Shelter Fund, Inc., Managing General Partner

                            By: /s/ Walter V. Arnold
                                --------------------
                            Its: Senior Vice President and
                                 Chief Financial Officer

                              BUYER:

                               /s/ Karen F. Meyer
                               ------------------
                               Karen F. Meyer, as Trustee of CMJ-Quaker Meadows Trust and not individually

                         AGREEMENT FOR PURCHASE AND SALE
                                       OF
                              PARTNERSHIP INTEREST

      THIS AGREEMENT is made as of December 31, 1999, by and between PAINE WEBBER/CMJ PROPERTIES, LP ("Seller"), and The Joseph E. Corcoran Family Trust, ("Buyer").

                                    RECITALS

     A. Seller is the sole limited partner of Fawcett's Pond Apartment Company, a Massachusetts limited partnership (the "Partnership"). Seller owns a ninety five per cent (95%) limited partnership interest in the Partnership (the "Partnership Interest") which term shall have the meaning ascribed to the term "Interest" under the Partnership Agreement described in Exhibit A hereto.

     B. The Partnership was created by and exists by virtue of the documents described on Exhibit A attached hereto (the "Partnership Documents").


     C. The Partnership owns the multifamily apartment complex commonly known as Village at Fawcett's Pond, Hyannis, Massachusetts (hereinafter referred to as the "Property").

     D. Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, all of Seller's Partnership Interest, on the terms and conditions hereinafter set forth.

      NOW,   THEREFORE,   for  good  and   valuable   consideration,   described
hereinbelow, and subject to the terms and conditions hereinafter set forth, Seller and Buyer hereby agree as follows:

                              TERMS AND CONDITIONS

      1. Sale of Partnership Interest. For the "Purchase Price" (as hereinafter defined) and upon the terms and conditions hereinafter set forth, Seller shall sell, transfer and assign to Buyer, and Buyer shall purchase from Seller, the Partnership Interest and all of Seller's right, title and interest in the Property under the Partnership Documents.

      2. Purchase Price. The purchase price for the Partnership Interest shall be ONE HUNDRED SIXTY-SEVEN THOUSAND THREE HUNDRED TWENTY-EIGHT AND 00/100 DOLLARS ($167,328.00), subject to increase or decrease based upon the adjustments for the prorations specified in Section 6.1 (the "Purchase Price").

      The Purchase Price shall be paid by Buyer to Seller at the Closing (as hereinafter defined) by wire transfer of immediately available funds to an account designated by Seller to Buyer prior to noon (Boston time) on the Closing Date.

     3.    Representations and Warranties.
           -------------------------------

     3.1 Seller's Representations and Warranties. Seller represents and warrants to Buyer as follows:

          (a) Seller has the full power and authority to enter into this Agreement, to execute and deliver the "Seller's Closing Documents" (as hereinafter defined), and to perform all of the terms, conditions and provisions hereof and thereof, except that as of the date hereof, Seller may need to obtain the consents and approvals set forth on Exhibit E ("Seller's Consents"). This Agreement and all documents which are to be executed by Seller and to be delivered to Buyer at the Closing have been duly authorized by Seller and, when executed and delivered, will be legal, valid and binding obligations of Seller, and at the time of Closing will not violate any provisions of any agreement or judicial order to which Seller is a party or to which Seller or the Partnership Interest is subject.

          (b) Seller owns the Partnership Interest free and clear of all rights and claims of third parties (other than any rights of partners under the Partnership Documents) and has not, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, assigned, transferred, encumbered or granted a security interest in the Partnership Interest or the Seller's rights under the Partnership Documents, except as may be provided in the documents governing mortgaged loans to the Partnership and secured by the Property.

          (c) Seller is not a "foreign person" within the meaning of Section 1445 of the U.S. Internal Revenue Code.

          (d) All documents executed by Seller as required by this Agreement are and shall be valid and enforceable in accordance with their terms.

          (e) There are no actions, suits, proceedings or investigations pending or, to the knowledge of Seller, threatened to which it is (or is threatened to be) a party before any court or other governmental authority which may have an adverse impact on the transactions contemplated hereby except to the extent the suit referenced in Section 5 below may require prior approval of this transaction and provided, further, that the Seller has no knowledge and makes no warranties with regard to any actions that may exist with regard to the real property owned by the Partnership.

     3.2 Buyer's Representations and Warranties. Buyer represents and warrants to Seller as follows:

            (a) Buyer is a Massachusetts grantor trust duly formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. Buyer has the full power and authority to enter into this Agreement, to execute and deliver the "Buyer's Closing Documents" (as hereinafter defined), and to perform all of the terms, conditions and provisions hereof and thereof. This Agreement and all documents which are to be executed by Buyer and delivered to Seller at the Closing have been duly authorized, and when executed and delivered, will be legal, valid and binding obligations of Buyer, and at the time of Closing will not violate any provisions of any agreement or judicial order to which Buyer is a party or to which Buyer is subject.

            (b) There are no actions, suits, proceedings or investigations pending or, to the knowledge of Buyer, threatened to which it is (or is threatened to be) a party before any court or other governmental authority which may have an adverse impact on the transactions contemplated hereby.

            (c) All documents executed by Buyer as required by this Agreement are and shall be valid and enforceable in accordance with their terms.

            (d) Buyer is an affiliate of the general partner of the Partnership, and in such capacity is fully aware of the condition of the Property, and is buying the interest with no reliance whatsoever on Seller or any representation by Seller as to the condition of the Property.

      3.3 Continuation and Survival of Representations and Warranties. All representations and warranties by the respective parties contained herein or made in writing pursuant to this Agreement are intended to and shall remain true and correct as to the time of Closing, shall be deemed to be material, shall survive the execution and delivery of this Agreement, and shall terminate upon the date which is sixty (60) days after the date of Closing (as hereinafter defined). Except as provided herein, neither Buyer nor Seller has made any representations or warranties regarding the subject matter of this transaction.

      4.    Closing.
            -------

      4.1 Closing. The closing hereunder ("Closing") and delivery of all items to be made at the closing under the terms of this Agreement shall be made at the offices of Buyer's attorney. The execution and exchange of documents shall take place at the Closing five days (or, if such fifth day is not a business day in Boston, the next business day thereafter) after the last of the approvals required under Section 8.17, if any, are received ("Closing Date"). The Closing Date is intended to occur on or about February 15, 2000. However, closing may occur on such earlier or later date as the parties may specifically agree in writing, but if the Closing hereunder has not occurred on or before February 15 2000, except in escrow in accordance with Section 8.17 below, then this agreement shall automatically terminate without further recourse of the parties hereto to each other. Time is of the essence hereof.

      4.2 Documents To Be Executed and Delivered. At the Closing, the following documents are to be executed and delivered by or on behalf of the respective parties as set forth below. To the extent that such documents are not attached to this Agreement as Exhibits, such documents shall be in form and substance reasonably satisfactory to the parties.

     (a) Documents to be executed and delivered by the Seller ("Seller's Closing Documents "):

            (i) The Assignment and Assumption Agreement in the form of Exhibit B hereto.

            (ii) First Amendment to Amended and Restated Agreement of Limited Partnership in the form of Exhibit C hereto (the "Partnership Agreement Amendment").

            (iii) All required filings with respect to the Partnership Documents or fictitious name.

            (iv) A certificate of Seller's non-foreign status in the form of Exhibit D hereto.

      (b)   Documents to be delivered by Buyer ("Buyer's Closing Documents"):

            (i)   Counterpart of the Assignment and Assumption Agreement.

            (ii)  Counterpart of the Partnership Agreement Amendment.

            (iii) Any and all consents from all parties having loans outstanding or committed to the Partnership if such consents are required pursuant to any agreements executed by or on behalf of the Partnership in connection with such loans.

      5.    Conditions to Closing.
            ---------------------

      5.1  The  following   conditions  are  conditions  precedent  to  Seller's
obligation to sell the Partnership Interest, each of which may only be waived in writing by Seller in its sole discretion:

            (a)   Buyer shall have paid to Seller the Purchase Price.

            (b) Buyer shall have delivered to Seller the documents set forth in 4.2(b) above.

            (c) Buyer's warranties and representations shall be true and correct in all material respects as of the time of Closing.

            (d) Seller shall have received all of Seller's Consents, in form and substance fully satisfactory to Seller.

            (e) Affiliates of Buyer shall be concurrently closing the purchase from Seller of all of Seller's partnership interests in all other partnerships listed on Exhibit Partnerships hereto.

            (f)   The class   plaintiffs  in  the  In  re  PaineWebber   Limited
                  Partnerships Litigation, No. 94 Civ. 8547 (United States District Court, Southern District of New York), shall not have furnished the Seller or other PaineWebber affiliate with a written opinion from an independent advisor concluding that the proposed transaction is inadequate from a financial point of view or otherwise recommending against the consummation of the transaction contemplated by this Agreement.

      5.2  The  following   conditions  are  conditions   precedent  to  Buyer's
obligation to purchase the Partnership Interest, each of which may only be waived in writing by Buyer in its sole discretion:

            (a) Buyer shall have received from Seller the documents set forth in 4.2(a) above.

            (b) Seller's warranties and representations shall be true and correct in all material respects as at the time of Closing.

            (c) Buyer shall have obtained any required lender consents, as provided in Section 8.17 below; provided, however, that if Buyer elects to close without any of such consents, Buyer agrees that the indemnification of Seller provided for in Section 7 hereof shall apply to any loss, cost or damage to Seller arising out of the absence of any such consents.

      6.    Apportionments.
            --------------

      6.1 All Partnership revenues and all Net Cash Flow from the Partnership for the calendar year 1999 and after shall be retained by the Buyer.

      6.2 Calculation and Final Adjustment. If there are any pro-rations to be made, Seller and Buyer shall use reasonable efforts to accurately estimate the Purchase Price at the Closing Date and Buyer shall pay to Seller the amount of such estimate at Closing.

      7.  Indemnification.   Buyer  agrees,  subject  to  the  other  terms  and
conditions of this Agreement, to indemnify Seller and their respective affiliates, officers, directors, employees, agents, successors and assigns (each a "Seller Indemnified Party") against and hold them harmless from all losses, liabilities, damages, claims, awards, judgments, costs and expenses (including, without limitation, reasonable attorneys' fees) actually suffered or incurred by a Seller Indemnified Party arising out of any debts, liabilities and obligations, whether accrued or fixed, absolute or Contingent, matured or unmatured or determined or determinable, of the Seller relating to or arising out of the Partnership Interest, arising subsequent to the Closing.

      8.    Miscellaneous.
            --------------

      8.1 Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be sent by a recognized private courier company, by telecopier, or by United States mail, registered or certified mail, postage prepaid, return receipt requested, and addressed as follows:

      If to Seller:

            c/o Paine Webber Properties Incorporated
            265 Franklin Street, 15th Floor
            Boston, MA   02110
            Attention:  Peter F. Sullivan
            Telephone: 617-439-8106
            Facsimile:  617-345-8725

      With copy to:

            Goulston & Storrs, P.C.
            400 Atlantic Avenue
            Boston, Massachusetts 02110
            Attention: David M. Abromowitz
            Telephone: 617-574-4016
            Facsimile:  617-574-4112

      If to Buyer:

            Corcoran, Mullins, Jennison, Inc.
            Bayside Office Center - Suite 500
            150 Mount Vernon Street
            Boston, MA   02125
            Attn: Alan Curtis
            Telephone: 617-822-7357
            Facsimile:  617-822-7352

      With copy to:

            Goodwin, Procter & Hoar, LLP
            Exchange Place
            Boston, MA   02109-2881
            Attn: Alexander A. Randall, PC.
            Telephone: 617-570-1425
            Facsimile:  617-227-8591

or such other address as a party may from time to time specify in writing to the others in the manner aforesaid. Notices delivered by telecopier shall be deemed delivered upon confirmation of receipt by recipient. All other notices shall be deemed delivered upon delivery (with requisite proof of receipt of such delivery) or refusal to accept delivery as indicated in the U.S. Postal Service return receipt or similar advice from the courier company. Buyer and Seller shall each have the right to change the address to which notices, demands, requests, or other communications hereunder shall be given to the other parties by notice of such change to the other party as set forth herein.

      8.2 Continuing Obligation. Buyer agrees to provide Seller with all required information in a timely fashion required by Seller to complete all tax filings and tax returns including, but not limited to the type of data and documents supplied to Seller in the ordinary course of business prior to the Closing Date. For tax reporting purposes, the Partnership year, as to Seller's Interest, shall close as of December 31, 1999, and the final form K-1 provided to Seller shall be consistent therewith.

      8.3 Brokers and Finders. In the event of a claim for broker's fee, finder's fee, commission or other similar compensation in connection herewith, Buyer, if such claim is based upon any agreement alleged to have been made by Buyer or any agent of Buyer, hereby agrees to indemnify Seller against and hold Seller harmless from any and all damages, liabilities, costs, expenses and losses (including, without limitation, reasonable attorneys' fees, and costs) which Seller may sustain or incur by reason of such claim, and Seller, if such claim is based upon any agreement alleged to have been made by Seller or any agent of Seller, hereby agrees to indemnify Buyer against and hold Buyer harmless from any and all damages, liabilities, costs, expenses and losses (including, without limitation, reasonable attorneys' fees and costs) which Buyer may sustain or incur by reason of such claim. The provisions of this
Section 8.3 shall survive the termination of this Agreement or the Closing.

      8.4 Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, heirs, administrators and assigns; provided, however, that prior to Closing neither Seller's nor Buyer's interest under this Agreement may be assigned, encumbered or otherwise transferred, whether voluntarily, involuntarily, by operation of law or otherwise, without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed.

      8.5 Amendments. This Agreement may be amended or modified only by a written instrument executed by the party asserted to be bound thereby.

      8.6 Interpretation. Words used in the singular number shall include the plural, and vice-versa, and any gender shall be deemed to include each other gender. The captions and headings of the Articles and Sections of this Agreement are for convenience of reference only, and shall not be deemed to define or limit the provisions hereof.

     8.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

      8.8 Merger of Prior Agreements. This Agreement and the Closing Documents constitute the entire agreement between the parties with respect to the purchase and sale of the Partnership Interest and supersede all prior and contemporaneous agreements arid understandings between the parties hereto relating to the subject matter thereof.

      8.9   Time of the Essence.  Time is of the essence to this Agreement.

      8.10 No Waiver. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

      8.11 Agreement Not to Benefit Third Parties. This Agreement is made for the sole benefit of Seller and Buyer and no other person shall be deemed to have any privity of contract under this Agreement nor any right to rely on this Agreement to any extent for any purpose whatsoever, nor have any right of action of any kind on this Agreement nor be deemed to be a third party beneficiary under this Agreement.

      8.12 Facsimile Signatures. Buyer and Seller each (i) has agreed to permit the use, from time to time and where appropriate, of telecopied signatures in order to expedite the transaction contemplated by this Agreement, (ii) intends to be bound by its respective telecopied signature, (iii) is aware that the other will rely on the telecopied signature, and (iv) acknowledges such reliance and waives any defenses to the enforcement of the documents effecting the transaction contemplated by this Agreement based on the fact that a signature was sent by telecopy.

      8.13 Counterpart Execution. This Agreement and any amendments to this Agreement may be executed in counterparts, each of which shall be fully effective and all of which together shall constitute one and the same instrument.

      8.14 Further Acts. In addition to the actions set forth in this Agreement to be taken by the parties, the parties agree to take or cause to be taken all such further actions as may be reasonably necessary to consummate this transaction which is the subject of this Agreement.

      8.15 Exhibits. All references to Exhibits contained herein are references to the Exhibits attached hereto, all of which are made a part hereof.

      8.16 Closing Costs. Any closing costs, transfer taxes, recording fees, lender consent fees or other costs (other than each party's attorney fees) arising from or due to the transactions contemplated by this Agreement and the closing thereof shall be apportioned equally between Seller and Buyer.

      8.17 Lender's Approval. In the event the approval of the current lender under the loans secured by the Property is required for this transaction pursuant to any documents executed by or on behalf of the Partnership in connection with such loans, it shall be Buyer's sole responsibility to obtain such consent. If such consent and all similar consents required for the transactions concurrently closing as described on Exhibit Partnerships attached hereto have not been obtained on or before February 15, 2000, and Buyer certifies to Seller that Buyer has taken all actions and delivered all documentation required of it in order to obtain such consents; Buyer may elect to close the purchase and sale in escrow. If Buyer so elects, Seller and Buyer shall deliver all executed documents described in Section 4.2 above to the Boston office of Stewart Title Guaranty Company in accordance with escrow instructions attached hereto as "Escrow Agreement", and Buyer shall deposit the entire purchase price with the said title company. All interest on the funds held in escrow shall accrue for the benefit of Buyer. The escrow shall close, all funds shall be delivered out of escrow to Seller, and all closing documents shall be delivered to the respective parties on the earlier to occur of : (1) March 31, 2000; and (2) when all required consents are obtained. The Buyer acknowledges that the escrow shall close and the funds and documents will be delivered no later than March 31, 2000 without regard to whether any such lender approvals have been received, and without regard, also, to whether any lender or other party has explicitly disapproved the transfer. In the event the escrow has not closed by March 1, 2000 and all of the funds and documents under the escrow distributed by that date, the Buyer agrees to pay an additional Four Thousand Dollars ($4,000.000) for the partnership interest sold hereunder, and to deliver said Four Thousand Dollars ($4,000.00) to the escrow agent for deposit in the escrow by March 3, 2000.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                           SELLER:
                           PAINE WEBBER/CMJ PROPERTIES, LP

                           By: PW Shelter Fund, Inc., Managing General Partner

                           By: /s/ Walter V. Arnold
                               --------------------
                           Its: Senior Vice President and
                                Chief Financial Officer

                           BUYER:
                           The Joseph E. Corcoran Family Trust

                           By: /s/ Joseph J. Corcoran
                               ----------------------
                               Joseph J. Corcoran, as Trustee under the Joseph
                               E. Corcoran Family and not individually

                           By: /s/ Michael J. Corcoran
                               -----------------------
                               Michael J. Corcoran, as Trustee under the Joseph
                               E. Corcoran Family Trust, and not individually

                           By: /s/ Alexander A. Randall
                               ------------------------
                               Alexander A. Randall, as Trustee under the Joseph
                               E. Corcoran Family Trust, and not individually

                                ESCROW AGREEMENT

                                          February 15, 2000



Stewart Title Guaranty Company
99 Summer Street, Suite 930
Boston, Massachusetts  02110

      Re:   Holbrook Apartments Company
            Fawcett's Pond Apartment Company
            Quaker Meadows Apartment Company
            Marvin Gardens Associates
            Colonial Farms Ltd.
            (collectively, the "Partnerships")


Ladies and Gentlemen:

      This letter (the "Escrow Agreement") sets forth escrow instructions to Stewart Title Company (the "Title Company") in connection with the sale of the five limited partnership interests in the partnerships set forth above by Paine Webber/CMJ Properties, L.P. (the "Seller") to the respective purchasers as set forth below:
                                               Purchaser of
                                               Paine Webber/CMJ Properties, L.P.
      Limited Partnership                      Limited Partnership Interest
      -------------------                      ----------------------------

1)    Holbrook Apartments Company                Joseph E. Corcoran
2)    Fawcett's Pond Apartment Company           Joseph E. Corcoran
3)    Quaker Meadows Apartment Company           CMJ-Quaker Meadows Trust
4)    Marvin Gardens Associates                  CMJ-Marvin Gardens Trust
5)    Colonial Farms Ltd.                        CMJ-Colonial Farms Trust


      Copies of each of the purchase and sales agreements (collectively, the "Purchase and Sales Agreements") have been attached to this letter as Exhibit A.

      Pursuant to Section 8.17 of each of the respective Purchase and Sales Agreements the Buyers have the right to elect to close the transactions and deliver the respective funds (the "Escrow Funds") and documents (the "Escrow Documents")as set forth therein, into escrow. This escrow agreement is the "Escrow Agreement" with respect to the respective Purchase and Sales Agreements. The Seller and Buyers have each delivered to the Title Company the Escrow Funds and two sets of Escrow Documents.

      The Escrow Documents and the Escrow Funds are being delivered to the Title Company, subject to the following terms and conditions:

      1) The sole duty of the Title Company hereunder is to close the escrow and deliver: a) to the Seller the Escrow Funds (including all interest earned thereon) and one set of Escrow Documents; and b) to the Buyer the other set of Escrow Documents, pursuant to the directions set forth below.

      2) The Title Company will close the escrow and deliver the Escrow Funds and Escrow Documents as set forth in paragraph number (1) above on March 31, 2000.

      3) The Title Company will close the escrow and deliver the Escrow Funds and Escrow Documents as set forth in paragraph number (1) above prior to March 31, 2000 in the event the Buyer has requested the Title Company to do so in writing.

      The Title Company's liability under this Escrow Agreement and its duties are limited to safe keeping of funds and documents referenced herein. The Title Company is not liable for any acts or omissions done in good faith or for any damage, except such as may arise or be caused by The Title Company's willful misconduct or neglect.

      This Escrow Agreement may only be modified by a writing signed by all parties hereto.

      Upon the delivery of the Escrow Funds and the Escrow Documents the Title Company's duty hereunder shall cease.

      This agreement may be executed in counterparts, each of which, taken on a whole, shall form one agreement.

      This Escrow Agreement is accepted as of this 15th of February, 2000 and each of the undersigned hereby agree to be bound by all of the terms and conditions set forth herein.

                             [Remainder of Page Intentionally Blank]

                         Stewart Title Insurance Company

                              By:  /s/ Stewart Title Insurance Company
                                   -----------------------------------
                              Its:

                             SELLER:
                             PAINE WEBBER/CMJ PROPERTIES, LP

                             By: PW Shelter Fund, Inc., Managing General Partner

                             By: /s/ Walter V. Arnold
                                 --------------------
                             Its: Senior Vice President and
                                  Chief Financial Officer

                             BUYER:
                             JOSEPH E. CORCORAN

                                    /s/ Joseph E. Corcoran
                                    -----------------------
                                    Joseph E. Corcoran

                              CMJ-QUAKER MEADOWS TRUST

                              By: /s/ Karen F. Meyer
                                  ------------------
                                  Karen F. Meyer, as Trustee of CMJ-Quaker
                                  Meadows Trust and not individually

                              CMJ - MARVIN GARDENS TRUST

                              By: /s/ Karen F. Meyer
                                  ------------------
                                  Karen F. Meyer, as Trustee of CMJ-Marvin
                                  Gardens Trust and not individually


                              CMJ-COLONIAL FARMS TRUST

                              By: /s/ Karen F. Meyer
                                  ------------------

                              By: Karen F. Meyer, as Trustee of CMJ-Colonial
                                  Farms Trust, and not individually